Exhibit 99.1

FOR IMMEDIATE RELEASE

Village Farms’ Clean Energy Subsidiary Renews and Extends Vancouver

Landfill Gas Contract to Transition to Renewable Natural Gas Model

Vancouver, British Columbia, November 10, 2020 – Village Farms International, Inc. (“Village Farms” or the “Company”) (TSX: VFF) (NASDAQ: VFF) today announced Village Farms’ wholly owned subsidiary, Village Farms Clean Energy, Inc. (“VFCE”), has renewed and extended its existing contract with the City of Vancouver under which VFCE receives landfill gas captured by the City of Vancouver at the City’s landfill site in Delta, BC (the “COV LFG Contract”).  The 20-year extension period, with an option for an additional five-year extension period, commences upon start-up of the Delta RNG Project commercial operations.

The renewed and extended COV LFG Contract enables Village Farms to transition VFCE to a more attractive long-term business model based on the conversion of landfill gas to high-demand Renewable Natural Gas (RNG) (the “Delta RNG Project”), which will also generate food-grade liquid CO2, significantly reducing Village Farms’ and Pure Sunfarms’ reliance on natural gas to produce CO2 in their operations.  The reduction in natural gas requirements is expected to eliminate 28,000 tonnes of CO2 emitted through natural gas production, or the equivalent of taking more than 6,000 automobiles off the road, annually.

VFCE has entered into a partnership with Mas Energy, LLC (“Mas Energy”) for the Delta RNG Project, under which Mas Energy will design, build, finance (including all capital expenditure for construction), own and operate the Delta RNG facility.

“Throughout our history, Village Farms has been committed to environmental sustainability and clean agricultural technologies,” said Michael DeGiglio, CEO, Village Farms. “The Delta RNG Project will allow Village Farms to take this commitment to the next level to meet the evolving energy needs of the region and further contribute to the reduction of greenhouse gases in the Fraser Valley, while the City of Vancouver will  benefit from higher beneficial landfill gas utilization. Village Farms’ and especially Pure Sunfarms’ Delta greenhouses, will benefit from a reduced reliance on fossil fuel-sourced natural gas, as well as an improved earnings profile, with lower ongoing capital expenditure requirements. It’s a win-win-win for the region, our Company and our shareholders.”

“The City of Vancouver is pleased to continue our longstanding partnership with Village Farms for beneficial use of landfill gas from the Vancouver Landfill.  Their new venture to convert the landfill gas into Renewable Natural Gas supports our on-going efforts to address the climate emergency and cut carbon pollution in Vancouver by 50% by 2030,” said Albert Shamess, Director of Zero Waste and Resource Recovery, City of Vancouver.

“Mas Energy is proud to partner with Village Farms and the City of Vancouver on this exciting project,” said Michael Hall, Principal at Mas Energy. “We look forward to starting site activities very soon and delivering the benefits of cleaner energy and air to the citizens of the Vancouver region for a long time to come.”

The Delta RNG Project is subject to additional regulatory approvals, which the Company expects to be received in the first half of 2021, potentially leading to operational start up as early as the first half of 2022.

About VFCE and its Current Co-Generation Facility

VFCE currently owns and operates a co-generation facility adjacent to both Village Farms’ produce greenhouse and Pure Sunfarms’ (Village Farms’ wholly owned subsidiary for cannabis production) greenhouses located in Delta, B.C.

The co-generation facility sources landfill gas (a greenhouse gas produced naturally in landfills that is 20 times more potent in warming capabilities than carbon dioxide) from the City of Vancouver's landfill under its COV LFG Contract to generate electricity, all of which is sold to B.C. Hydro under a power purchasing agreement (which expires in 2023) with a royalty on those sales paid to the City of Vancouver.  The VFCE co-generation facility also provides thermal heat, which is used by the Village Farms produce greenhouse in Delta, BC.  The co-generation facility would be decommissioned upon construction of the Delta RNG Project.

About Mas Energy LLC

Mas Energy is a fully integrated investment, development and asset management firm headquartered in Atlanta, Georgia that delivers creative and value-added resource solutions to utilities, private companies, cooperatives and municipalities, with a primary focus on renewable natural gas and efficient distributed generation. Established in 2008 to leverage the development background of its principals, Mas Energy has acquired, developed, constructed, and/or operated nearly 20 biogas-to-energy projects over the past twelve years.  Its combined experience of more than 175 years in the structuring, development, engineering, production, and distribution of energy enables it to evaluate projects from different perspectives to minimize risk and maximize value.

About Village Farms International, Inc.

Village Farms is one of the largest and longest-operating greenhouse growers in North America, and is leveraging its decades of experience as a large-scale, low-cost intensive agriculture and vertically integrated produce supplier to pursue high-value, high-growth plant-based Consumer Packaged Goods opportunities in cannabis and CBD in North America and selected markets internationally.

In Canada, British-Columbia-based Pure Sunfarms is one of the single largest cannabis operations in the world, the lowest-cost greenhouse producer, one of the best-selling brands, and has generated profitability for six consecutive quarters.

In the U.S., subject to compliance with all applicable U.S. federal and state laws, Village Farms is pursuing a strategy to become a leading developer and supplier of branded and white-labeled CBD products  targeting "big box" and other major retailers and consumer packaged goods companies, and with one the largest greenhouse operations in country, is well positioned for the potential federal legalization of high-THC cannabis.

Internationally, Village Farms is strategically targeting selected, nascent, legal cannabis and CBD opportunities with significant long-term potential, with an initial focus on the Asia-Pacific region through its investment in Australia-based Altum International.

Cautionary Statement Regarding Forward-Looking Information

This press release contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended, and is subject to the safe harbor created by those sections. This press release also contains "forward-looking information" within the meaning of applicable Canadian securities law. We refer to such forward-looking statements and forward-looking information collectively as "forward-looking statements". Particularly, statements regarding the intended use of proceeds, the acquisition of the remaining interest in Pure Sunfarms, and the future results, performance, achievements, prospects or opportunities for the Company, the greenhouse vegetable industry, the cannabis industry or other risks discussed in the Company's Form 10-K filed on April 1, 2020 and its other filings with the SEC are forward-looking statements. In some cases, forward-looking information can be identified by such terms as "outlook", "may", "might", "will", "could", "should", "would", "occur", "expect", "plan", "anticipate", "believe", "intend", "try", "estimate", "predict", "potential", "continue", "likely", "schedule", "objectives", or the negative or grammatical variation thereof or other similar expressions concerning matters that are not historical facts. When relying on forward-looking statements to make decisions, the Company cautions readers not to place undue reliance on these statements, as forward-looking statements involve significant risks and uncertainties and should not be read as guarantees of future results, performance, achievements, prospects and opportunities. The forward-looking statements made in this press release relate only to events or information as of the date on which the statements are made in this press release. Except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

Contact Information

Lawrence Chamberlain Investor Relations (416) 519-4196 lawrence.chamberlain@loderockadvisors.com